                                                                  EXECUTION COPY


                                 AMENDMENT NO. 4
                             TO RECEIVABLES PURCHASE
                             AND SERVICING AGREEMENT

                  AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AND SERVICING AGREEMENT (the "Amendment No. 4"), dated as of December 23, 1997, by and among U.S. HOMECARE FUNDING CORPORATION, a Delaware corporation (the "Seller"), THE CHASE MANHATTAN BANK, N.A., a national banking association (together with its successors and assigns, the "Purchaser"), and as Advisor (the "Advisor"), U.S. HOMECARE CORPORATION, a New York corporation, in its individual capacity (as such, together with its successors and assigns, the "Parent") and as servicer (together with its successors and permitted assigns, the "Servicer") and each of the Health Care Providers, in their individual capacities and as Subservicers (the "Health Care Providers").

                              W I T N E S S E T H:

                  WHEREAS, the Seller, the Purchaser, the Advisor, the Servicer and the Health Care Providers have entered into a Receivables Purchase and Servicing Agreement (the "Facility"), dated as of November 5, 1993 (the "Purchase Agreement");

                  WHEREAS, the Seller, the Purchaser, the Advisor, the Servicer and the Health Care Providers have entered into an Amendment No. 1, dated as of January 28, 1994 ("Amendment No. 1"), Amendment No. 2, dated as of October 6, 1995 ("Amendment No. 2") and Amendment No. 3, dated as of March 27, 1997 ("Amendment No. 3") to the Purchase Agreement.

                  WHEREAS, all capitalized terms that are used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement; and

                  WHEREAS, the Seller, the Purchaser, the Advisor, the Health Care Providers and the Servicer desire to amend the Purchase Agreement, all as hereinafter set forth;

                  NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                        AMENDMENTS TO PURCHASE AGREEMENT

         SECTION 1.1. Amendments to Article I. The definition of "Termination Date" is amended by deleting such definition in its entirety and substituting therefor the following:

                           "Termination Date" means the earlier of (a) March 31,
                  1998 or (b) the date of declaration or automatic occurrence of the Termination Date pursuant to Section 8.01.


                                   ARTICLE II

                         REPRESENTATION AND WARRANTIES.

                  SECTION II.1. The Parent, the Servicer, each of the Health Care Providers and the Seller have the power to execute, deliver and perform the Original Purchase Agreement, as amended hereby, and all other instruments and documents provided for herein or therein, and to perform their obligations on the terms and conditions of the Original Purchase Agreement as amended hereby, and have taken all necessary action to authorize the execution, delivery and performance of this Amendment No. 4, and their obligations on the terms and conditions of the Original Purchase Agreement, as amended hereby. No consent or approval of any Person, and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Parent, the Servicer, each Health Care Provider and the Seller or the enforcement of the Original Purchase Agreement, as amended hereby, or this Amendment No. 4.

                  SECTION II.2. The execution and delivery of this Amendment No. 4 and any other agreements, instruments or documents to be executed and delivered hereunder, and performance hereunder and thereunder and under the Original Purchase Agreement, as amended hereby, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the partnership agreement of the Parent, any Health Care Provider or the Seller, create (with or without the giving of notice or lapse of time, or both) a default under any agreement, bond, note or indenture to which the Parent, the Servicer or any Health Care Provider is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Parent, the Servicer, any Health Care Provider or the Seller except for the liens and security interests created and granted pursuant to the Purchase Agreement and Sale Agreement.

                  SECTION II.3. Each of this Amendment No. 4, the Original Purchase Agreement, as amended and each Related Document is the legal, valid and binding obligation of the Parent, the Servicer, each of the Health Care Providers and the Seller enforceable against each of the Parent, the Servicer, each of the Health Care Providers and the Seller in accordance with its respective terms.

                                   ARTICLE III

                               FEES AND EXPENSES.

                  SECTION III.1. In consideration of the extension of the Facility and the other amendments entered into hereunder, the Parent agrees to pay the Purchaser a fee of $36,000 payable in three equal installments of $12,000 (each, an "Extension Fee") on each of the first Receivables Purchase Dates in January, February and March 1998. The Purchaser shall deduct such amounts from the proceeds payable to the Seller on each such Receivables Purchase Date. If the program ends before March 31, 1998, the balance of the fee is to be paid at the program termination.

                  SECTION III.2. Amendment No. 3 is hereby amended to terminate and delete therefrom Section 3.2 thereto in its entirety.

                  SECTION III.3. The Seller will continue to pay an additional amount of $2,884.61 per week until termination of the Purchase Agreement. Such amount will be paid by deduction of such amount from the proceeds payable to the Seller on such Receivables Purchase Date. If the Purchase Agreement is terminated during a week, the amount shall be prorated based on the number of outstanding Business Days for that week.

                  SECTION III.4. The Seller will reimburse the Purchaser for all legal expenses and disbursements in connection with preparation of this Amendment. Such amounts will be paid by deduction of such amounts from the proceeds payable to the Seller on the first Receivables Purchase Date in January.


                                   ARTICLE IV

                                 MISCELLANEOUS.

                  SECTION IV.1. The miscellaneous provisions under Article 12 of the Original Purchase Agreement, together with the definition of all terms used therein, and all other sections of the Original Purchase Agreement to which
Article 12 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Purchase Agreement" shall be deemed to refer to the Original Purchase Agreement, as amended hereby; (ii) the term "this Purchase Agreement" shall be deemed to refer to the Original Purchase Agreement, as amended hereby; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to the Original Purchase Agreement as amended hereby.

                  SECTION IV.2. The parties hereto acknowledge that Section 12.04(a) of the Original Purchase Agreement remains in full force and effect and that the "Other Costs" referred to in such section shall be deemed to include all reasonable costs and expenses incurred by the Purchaser and the Advisor in connection with the preparation, negotiation and execution of this Amendment No. 4 and all other agreements, instruments or other documents prepared or entered into in connection with or incidental to this Amendment No. 4. Seller agrees to pay upon demand all Other Costs pursuant to the terms of Section 12.04(a) of the Original Purchase Agreement.

                  SECTION IV.3. The Original Purchase Agreement, as amended hereby, and the Related Documents shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to this Amendment No. 4. Except as so amended hereby, the Original Purchase Agreement, as amended, and the Related Documents shall remain in full force and effect in accordance with their respective terms. Except as amended hereby, all provisions, terms and conditions, covenants, and representations and warranties of the Original Purchase Agreement, as amended, and the Related Documents shall remain in full force and effect in accordance with their respective terms. The execution and delivery of this Amendment No. 4 by the Purchaser shall not waive any default which has occurred or which may be occurring in respect of the Purchase Agreement as a result of the execution of this Amendment No. 4.

                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. HOMECARE FUNDING CORPORATION,
  as Seller

         By:   /s/ Clifford G. Johnson
              ----------------------------------
                Name: Clifford G. Johnson
                Title: Chief Financial Officer

THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Purchaser and as Advisor

         By:  /s/ Frank G. Eng
              ----------------------------------
                Name: Frank G. Eng
                Title: Vice President

U.S. HOMECARE CORPORATION,
  as Servicer

         By:  /s/ Clifford G. Johnson
              ----------------------------------
                Name: Clifford G. Johnson
                Title: VP Finance and Administration
                Address: US Homecare
                         Two Hartford Square West
                         Suite 300
                         Hartford, CT 06106
                Attention:  President, Jay C. Hufford
                Telephone number: (860) 278-7242
                Telecopier number: (860) 278-5008

U.S. HOMECARE CORPORATION
AFFILIATED HOME CARE OF WESTCHESTER, INC.
U.S. HOMECARE CORPORATION OF NORTHERN WESTCHESTER, INC.
U.S. HOMECARE CORPORATION OF MANHATTAN
U.S. HOMECARE CORPORATION OF THE BRONX
U.S. HOMECARE CERTIFIED CORPORATION OF NEW YORK
U.S. HOMECARE CORPORATION OF ALBANY
U.S. HOMECARE INFUSION THERAPY PRODUCTS CORPORATION
U.S. HOMECARE INFUSION THERAPY SERVICES CORPORATION OF NEW JERSEY
U.S. HOMECARE CORPORATION OF CONNECTICUT
U.S. HOMECARE CERTIFIED CORPORATION OF CONNECTICUT
U.S. HOMECARE CORPORATION OF PENNSYLVANIA
U.S. HOMECARE CERTIFIED CORPORATION OF PENNSYLVANIA


         By: /s/ Clifford G. Johnson
            ----------------------------------
                Name: Clifford G. Johnson
                Title: VP Finance and Administration
                Address: US Homecare
                         Two Hartford Square West
                         Suite 300
                         Hartford, CT 06106


                                       6